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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                November 16, 2004

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                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)


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
                         DELAWARE                                                   72-1440714
                 (State of Incorporation)                              (I.R.S. Employer Identification No.)

           400 E. KALISTE SALOOM RD., SUITE 6000
                   LAFAYETTE, LOUISIANA                                               70508
         (Address of principal executive offices)                                   (Zip code)
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                        Commission File Number: 0-019020

       Registrant's telephone number, including area code: (337) 232-7028


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE

              On November 16, 2004, PetroQuest Energy, Inc. (the "Company") issued a press release increasing production guidance for the fourth quarter of 2004 and providing production guidance for the first quarter of 2005. This press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

              In accordance with General Instructions B.2 and B.6 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

              (c)   Exhibits:

                    99.1     Press Release dated November 16, 2004.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              PETROQUEST ENERGY, INC.


Date:  November 16, 2004                      By:  /s/ Daniel G. Fournerat
                                                 -------------------------------
                                                       Daniel G. Fournerat
                                                 Senior Vice President, General
                                                      Counsel and Secretary


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                               INDEX TO EXHIBITS


                  Exhibit
                  Number             Description
                  -------            -----------

                    99.1     Press Release dated November 16, 2004.